UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2003

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-16999 (Commission File No.)	22-2003332 (IRS Employer Identification No.)

1809 Walnut Street, Philadelphia PA	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 564-2313

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits:

99.1	Press Release dated August 7, 2003 – Second Quarter FY’04 Sales

Item 12.     Results of Operations and Financial Condition

On August 7, 2003, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release disclosed material non-public information regarding the Company’s sales for the three-month and six-month periods ended July 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: August 7, 2003	By:	/S/ STEPHEN A. FELDMAN
Stephen A. Feldman Chief Financial Officer

Exhibit Index

99.1     Press Release dated August 7, 2003 – Second Quarter FY’04 Sales